METROPOLITAN SERIES FUND

SUPPLEMENT DATED JANUARY 9, 2013

TO THE

PROSPECTUS DATED APRIL 30, 2012

BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO

Effective immediately, the following changes are made to the prospectus of BlackRock Legacy Large Cap Growth Portfolio (the “Portfolio”), a series of Metropolitan Series Fund.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. Lawrence Kemp, Managing Director of BlackRock, Inc., has managed the Portfolio since 2013. He is primarily responsible for the day-to-day management of the Portfolio.

The information about the portfolio managers of the Portfolio in the subsection entitled “The Subadviser” of the section entitled “Additional Information about Management” is deleted in its entirety and replaced with the following:

Lawrence Kemp, a Managing Director of BlackRock, Inc. since 2012, has been primarily responsible for the day-to-day management of the Portfolio since 2013. Prior to joining BlackRock, Inc., Mr. Kemp served as a Managing Director at UBS Global Asset Management.